Income Taxes	9 Months Ended
Sep. 30, 2019
Income Tax Disclosure [Abstract]
Income Taxes

11. Income Taxes

We recorded an income tax benefit of $0.1 million and a provision of less than $0.1 million during the years ended December 31, 2017 and 2018, respectively. The income tax provision for the years ended December 31, 2017 and 2018 was primarily due to state and foreign income tax expense and federal benefit related to release of a valuation allowance upon acquired deferred tax liabilities. During the nine months ended September 30, 2019 (unaudited), we recognized an income tax benefit of $1.4 million as a result of the release of a valuation allowance arising from a deferred tax liability in connection with the myStrength acquisition. The remaining income tax provision for the nine months ended September 30, 2018 and 2019 (unaudited) was primarily attributable to the state and foreign income tax expense. The deferred tax liability provided on additional source of taxable income to support the realizability of pre-existing deferred tax assets.

Loss before provision for income taxes consisted of the following:

	Year Ended December 31,
	2017	2018
	(in thousands)
Domestic	$(16,939)	$(33,422)
Foreign	20	68

Total	$(16,919)	$(33,354)

Our provision for (benefit from) income taxes consisted of the following:

	Year Ended December 31,
	2017	2018
	(in thousands)
Current:
U.S. Federal	$—	$—
State	2	7
Foreign	6	21

Total current	$8	$28

Deferred:
U.S. Federal	$(61)	$—
State	(8)	—
Foreign	—	—

Total deferred	$(69)	$—

Total provision for (benefit from) income taxes	$(61)	$28

The reconciliation of federal statutory income tax rate to our effective income tax rates is as follows:

	Year Ended December 31,
	2017	2018
Expected income tax benefit at the federal statutory rate	34.00%	21.00%
State taxes, net of federal benefit	0.04	(0.01)
Foreign income (losses) taxed at different rates	—	(0.11)
Research and development credit, net	3.56	2.79
Tax Cuts and Jobs Act revaluation	(57.00)	—
Non-deductible items	(1.15)	(0.53)
Stock-based compensation	1.90	2.59
Other	(0.85)	0.76
Change in valuation allowance	19.86	(26.57)

Total	0.36%	(0.08)%

Deferred tax assets are recognized for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities. Management assesses whether it is more likely than not that some portion or all of the deferred tax assets will be realized. Deferred tax assets are reduced by a valuation allowance to the extent management believes it is not more likely than not to be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income. Management makes estimates and judgements about future taxable income based on assumptions that are consistent with our plans and estimates.

Significant components of our deferred tax assets are summarized as follows:

	Year Ended December 31,
	2017	2018
	(in thousands)
Deferred tax assets:
Federal and state net operating loss carryforwards	$15,307	$31,508
Research and development tax credits	2,127	3,794
Stock-based compensation	585	2,055
Accruals and reserves	405	1,009
Deferred revenue	1,286	2,487
Other	71	230

Gross deferred tax assets	19,781	41,083
Valuation allowance	(19,302)	(38,310)

Net deferred tax assets	$479	$2,773
Deferred tax liabilities:
Property and equipment	(436)	(1,313)
Intangible assets	(43)	(1,460)

Net deferred tax assets	$—	$—

Due to the uncertainties surrounding the realization of deferred tax assets through future taxable income, we have provided a full valuation allowance, and therefore no benefit has been recognized for the net operating loss carryforwards and other deferred tax assets. The valuation allowance decreased by $1.4 million and increased by $19.0 million during the years ended December 31, 2017 and 2018, respectively. We maintain a full valuation allowance against the net federal and state deferred tax assets as it is not more likely than not that the assets will be realized based on our history of losses. During the year ended December 31, 2018, no tax benefits were recorded related to stock-based compensation.

As of December 31, 2017 and 2018, we had net operating loss carryforwards and tax credit carryforwards as follows:

	Year Ended December 31,
	2017	2018
	(in thousands)
Net operating losses, federal	$66,906	$122,824
Net operating losses, California	3,144	6,251
Net operating losses, other states	11,396	57,494
Tax credits, federal	2,070	3,312
Tax credits, state	1,292	2,273

Total	$84,808	$192,154

As of December 31, 2018, we had $122.8 million of federal and $63.7 million of state net operating loss carryforwards available to offset future taxable income. Such carryforwards expire in varying amounts beginning in 2028.

As of December 31, 2018, we had $3.3 million of federal research credits and $2.2 million of state research credits available to offset future tax liabilities. The federal credit carryforwards expire beginning in 2034. The state credits do not expire.

Our ability to utilize net operating losses in the future may be subject to substantial restriction in the event of past or future ownership changes as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”) and similar state tax laws. In the event we should experience an ownership change, as defined, utilization of our net operating loss carryforwards and credits may be subject to a substantial annual limitation. The annual limitation may result in the expiration of net operating losses and credits before utilization.

We have no present intention of remitting undistributed earnings of foreign subsidiaries and, accordingly, no deferred tax liability has been established related to these earnings.

Uncertain Tax Positions

A reconciliation of the beginning and ending balances of the unrecognized tax benefits during the years ended December 31, 2017 and 2018 is presented below:

	Year Ended December 31,
	2017	2018
	(in thousands)
Unrecognized benefit—beginning of year	$—	$1,235
Gross increases—current year tax positions	337	556
Gross increases—prior year tax positions	898	—
Decreases—prior year tax positions	—	—

Unrecognized benefit—end of year	$1,235	$1,791

As of December 31, 2018, we recorded no liability related to uncertain tax positions on the financial statements. Our policy is to include interest and penalties related to unrecognized tax benefits as a component of other income, net.

We file federal, state, and foreign income tax returns in the U.S. and abroad. For U.S. federal and state income tax purposes, the statute of limitations currently remains open for all years due to our NOL carryforwards. We are not currently under examination in any jurisdiction.

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) was signed into law making significant changes to the Code. Changes include, but are not limited to, a U.S. corporate income tax rate (“U.S. federal tax rate”) decrease to 21% effective January 1, 2018. As a result of the decrease in the U.S. federal tax rate to 21% effective January 1, 2018, we remeasured our deferred tax assets and liabilities using the U.S. federal tax rate that will apply when the related temporary differences are expected to reverse. Accordingly, this change in tax rate resulted in a reduction in our U.S. deferred tax assets by $9.7 million in 2017, which was fully offset by a corresponding reduction in our valuation allowance.

Other provisions of the TCJA include one-time transition tax on the mandatory deemed repatriation of cumulative foreign earnings. The one-time repatriation tax is based on the post-1986 earnings and profits that were previously deferred from U.S. income taxes. Due to its minimal foreign earnings and net operating loss carryforwards the one-time repatriation tax did not result in additional income tax expense.